EXHIBIT 1


                       Executive Officers and Directors of
                TM Aviation (Japan) Inc., TM Aviation (USA) Inc.,
     Japan Fleet Service (Delaware) Inc. Japan Fleet Service (Europe) B.V.,
         Tomen Corporation and Japan Fleet Service (Singapore) Pte. Ltd.
                          Who Are Not Reporting Persons

         The following sets forth certain information about executive officers and directors of TM Aviation (Japan) Inc., TM Aviation (USA) Inc., Japan Fleet Service (Delaware) Inc., Japan Fleet Service (Europe) B.V., Tomen Corporation and Japan Fleet Service (Singapore) Pte. Ltd. who are not Reporting Persons. Each of such persons is a citizen of Japan, with the exception of Tim Lawrence Watkins and Harold Marvin Woody, who are citizens of the United States.

                                                       Present Principal Occupation or Employment;
                                                         Name, Principal Business, and Address in
         Name and Residence or                           Which Such Employment is Conducted (if
          Business Address                              Different from Business Address of Employer)
          ----------------                              --------------------------------------------
Yasuo Matsukawa                                             Chairman of the Board of Directors
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Akihiro Tsuji                                               President
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hideo Hirata                                                Executive Vice President
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hisashi Takemura                                            Executive Vice President
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kazuo Miyaoka                                               Senior Managing Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Takeshi Emi                                                 Senior Managing Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Susumu Matsui                                               Senior Managing Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Yoshiaki Ueki                                               Senior Managing Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kichibe Ozaki                                               Senior Managing Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Tsutomu Nishiwaki                                           Senior Managing Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Katsuhiko Mizutani                                          Senior Managing Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Keiji Kuwata                                                Senior Managing Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Morihiko Tashiro                                            Senior Managing Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Satoshi Miwa                                                Managing Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Naoyuki Matsunobu                                           Managing Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Yuzo Takeshige                                              Managing Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hajime Kawamura                                             Managing Director
1285 Avenue of the Americas                                 Tomen Corporation
New York, New York 10019
(business)

Kiyobumi Yamada                                             Managing Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hiroshi Uemura                                              Managing Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Michio Ishidate                                             Managing Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kazuhiko Otsuka                                             Managing Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hiroshi Nagatomo                                            Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hiroyuki Tsuchimoto                                         Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Yoshitaka Mangyoku                                          Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kenzo Inoue                                                 Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kouji Taira                                                 Director
14-27, Akasaka 2-chome                                      Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Yoshio Tadeno                                               Director
14-27 Akasaka 2-chome                                       Tomen Corporation
Minato-ku
Tokyo, Japan

Yoji Yoshikawa                                              Director
14-27 Akasaka 2-chome                                       Tomen Corporation
Minato-ku
Tokyo, Japan

Kimikazu Ushizaki                                           Director
14-27 Akasaka 2-chome                                       Tomen Corporation
Minato-ku
Tokyo, Japan

Minota Kano                                                 Director
14-27 Akasaka 2-chome                                       Tomen Corporation
Minato-ku
Tokyo, Japan

Shinichi Yamada                                             Director
14-27 Akasaka 2-chome                                       Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Takahiko Nishida                                            Director
14-27 Akasaka 2-chome                                       Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Katsumi Yamada                                              Director
14-27 Akasaka 2-chome                                       Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Toshio Hori                                                 Director
14-27 Akasaka 2-chome                                       Tomen Corporation
Minato-ku
Tokyo, Japan

Daizo Nakano                                                President and Director
1285 Ave. of the Americas                                   TM Aviation (USA) Inc.
New York, New York 10019                                    Vice President
                                                            TM Aviation (Japan) Inc.

Kazutami Okui                                               President and Director
14-27 Akasaka 2-chome                                       TM Aviation (Japan) Inc.
Minato-ku
Tokyo, Japan

Akihiko Sato                                                Vice President and Director
10 Shenton Way # 17-06/09                                   Japan Fleet Service (Delaware) Inc.
MAS (Monetary Authority of                                  Senior Executive Vice President,
  Singapore) Building                                       Chief Operating Officer and Director
Singapore 0207                                              Japan Fleet Service (Singapore) Pte. Ltd.
                                                            Director
                                                            Japan Fleet Service (Europe) B.V.

Tim Lawrence Watkins                                        President and Director
10 Shenton Way # 17-06/09                                   Japan Fleet Service (Delaware) Inc.
MAS (Monetary Authority of                                  President, Chief Executive Officer
  Singapore) Building                                       and Director
Singapore 0207                                              Japan Fleet Service (Singapore) Pte. Ltd.
                                                            Director
                                                            Japan Fleet Service (Europe) B.V.

Harold Marvin Woody                                         Vice President and Director
10 Shenton Way # 17-06/09                                   Japan Fleet Service (Delaware) Inc.
MAS (Monetary Authority of                                  Executive Vice President and Director
  Singapore) Building                                       Japan Fleet Service (Singapore) Pte. Ltd.
Singapore 0207

Yasumasa Ono                                                Chairman and Director
10 Shenton Way # 17-06/09                                   Japan Fleet Service (Delaware) Inc.
MAS (Monetary Authority of                                  Chairman
  Singapore) Building                                       Japan Fleet Service (Singapore) Pte. Ltd.
Singapore 0207

Keizaburo Fukushi                                           Director
10 Shenton Way # 17-06/09                                   Japan Fleet Service (Delaware) Inc.
MAS (Monetary Authority of                                  Senior Executive Vice President,
  Singapore) Building                                       Chief Financial Officer and Director
Singapore 0207                                              Japan Fleet Service (Singapore) Pte. Ltd.
                                                            Director
                                                            Japan Fleet Service (Europe) B.V.

Toshihiko Koga                                              Director
10 Shenton Way # 17-06/09                                   Japan Fleet Service (Singapore) Pte. Ltd.
MAS (Monetary Authority of
  Singapore) Building
Singapore 0207

Kazutami Okui                                               Director
10 Shenton Way # 17-06/09                                   Japan Fleet Service (Singapore) Pte. Ltd.
MAS (Monetary Authority of
  Singapore) Building
Singapore 0207

Kazuhiko Iwahori                                            Director
10 Shenton Way # 17-06/09                                   Japan Fleet Service (Singapore) Pte. Ltd.
MAS (Monetary Authority of
  Singapore) Building
Singapore 0207

Gen Koyama                                                  Director
10 Shenton Way # 17-06/09                                   Japan Fleet Service (Singapore) Pte. Ltd.
MAS (Monetary Authority of
  Singapore) Building
Singapore 0207